                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14 (a) of the
               Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:


[_] Preliminary Proxy Statement


[_] Confidential, for Use of Commission Only [as permitted by Rule 14a-6(e)
    (2)]

[_] Definitive Additional Materials


[X] Definitive Proxy Statement


[_] Soliciting Material Under Rule 14a-12

                               -----------------

                               IDEX MUTUAL FUNDS
               (Name of Registrant as Specified in Its Charter)


-----------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

   (1) Title of each class of securities to which transaction applies:
                        -------------------------------------------------------

   (2) Aggregate number of securities to which transaction applies:
                        -------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                        -------------------------------------------------------

   (4) Proposed maximum aggregate value of transaction:
                        -------------------------------------------------------

   (5) Total fee paid:
                        -------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:
                        -------------------------------------------------------

   (2) Form, Schedule or Registration Statement No.:
                        -------------------------------------------------------

   (3) Filing Party:
                        -------------------------------------------------------

   (4) Date Filed:
                        -------------------------------------------------------

[LOGO] IDEX MUTUAL FUNDS

                   IMPORTANT INFORMATION FOR SHAREHOLDERS OF
                             IDEX NWQ VALUE EQUITY
               TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

   Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals:

Q. ON WHAT PROPOSALS AM I BEING ASKED TO VOTE?

A. Shareholders are being asked to:

--approve a new Sub-Advisory Agreement between Idex Management, Inc. ("IMI") and Salomon Brothers Asset Management Inc ("Salomon")

   --approve a proposal to permit IMI, after obtaining the approval of the Board of Trustees of the Fund (the "Board"), to enter into and materially amend Sub-Advisory Agreements with non-affiliated sub-advisers for the Fund, without obtaining shareholder approval. ("Sub-Adviser Approval Policy")

--re-elect the current Trustees of the Board and elect two new Trustees to the
           Board of Trustees.

--approve changes to certain fundamental investment restrictions.

Q. HAS THE BOARD APPROVED THE PROPOSALS?

A. Yes. The IDEX Board has approved all of the proposals and recommends that you vote "FOR" each applicable proposal.

Q. WHY AM I BEING ASKED TO APPROVE A NEW SUB-ADVISORY AGREEMENT ON BEHALF OF THE FUND?

A: Upon receiving the resignation of NWQ Investment Management Company, Inc. as sub-adviser to IDEX NWQ Value Equity (the "Fund"), the Board has selected Salomon to serve as sub-adviser to the Fund. NWQ resigned as sub-adviser as the Fund failed to attract a significant level of assets and its performance has been below its benchmark. This change will be effective on March 1, 2002, subject to shareholder approval of a new Sub-Advisory Agreement between IMI and Salomon.

Q. WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?

A. IDEX is devoted to serving the needs of its shareholders, and the Board is responsible for managing the business affairs of the IDEX funds to meet those needs. The Board represents the shareholders and can exercise all of the Fund's powers, except those reserved for shareholders.

Trustees are selected for election to the Board on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the oversight of each fund's operation by IDEX's independent trustees.

   The Proxy Statement includes a brief description of each nominee's history and current position with IDEX, if applicable.

Q. WHAT ARE "FUNDAMENTAL" INVESTMENT RESTRICTIONS, AND WHY ARE THEY BEING PROPOSED TO BE CHANGED?

A. "Fundamental" investment restrictions are limitations placed on a fund's investment policies that can be changed only by a shareholder vote--even if the changes are minor. The law requires certain investment policies to be designated as fundamental. The Fund adopted a number of fundamental investment restrictions, and some of those fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that may change.

   The Board believes that certain fundamental investment restrictions that are not legally required should be eliminated. The Board also believes that other fundamental restrictions should be modernized and made more uniform with other IDEX funds. The reason for these changes is to provide greater investment flexibility for the Fund.

Q. IS THE FUND'S INVESTMENT OBJECTIVE BEING CHANGED?

A. No, but upon approval of the new sub-advisory agreement, the Fund will be re-named IDEX Salomon Investors Value.

Q. WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGES TO MY FUND'S FUNDAMENTAL RESTRICTIONS?

A. The Board does not believe that the proposed changes to fundamental investment restrictions will result in a major restructuring of the Fund's portfolio. The changes will allow the fund greater flexibility to respond to investment opportunities.

Q. WHY AM I BEING ASKED TO APPROVE A PROPOSAL TO PERMIT IMI TO ENTER INTO, OR AMEND, A SUB-ADVISORY AGREEMENT WITHOUT SHAREHOLDER APPROVAL?

A. The Board felt that it was in the best interest of IDEX and its shareholders to permit IMI to have maximum flexibility to select, supervise and evaluate sub-advisers, without incurring the unnecessary delay or expense of obtaining shareholder approval for every sub-adviser change, because it will allow the Fund to operate more efficiently. Currently, a shareholders' meeting must be held to appoint a sub-adviser or materially amend a sub-advisory agreement. This necessitates creation and distribution of proxy materials, and solicitation of proxy votes from shareholders. This process is time consuming. The Board also feels that IMI has significant experience and expertise in working with, and selecting, sub-advisers.

Q. HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?

A. We need a plurality, or a majority of the votes cast, to approve the proposal to elect the Trustees. We need the affirmative vote of a majority of the Fund's outstanding voting securities, as defined by the Investment Company Act of 1940, for all other proposals. Shareholders of the other IDEX funds will receive a separate proxy to vote for the election of Trustees and approval of the Sub-Adviser Approval Policy. Votes from all IDEX shareholders will be tallied to determine the election of Trustees (which will be effective on March 1, 2002); the Sub-Adviser Approval Policy will be voted upon by each IDEX fund. The other proposals that you are being asked to vote on are specific to the Fund only.

Q. WHAT IF YOU DO NOT HAVE ENOUGH VOTES BY THE SHAREHOLDER MEETING DATE?

A. If we do not receive sufficient votes to hold the meeting, we or ALAMO Direct ("ALAMO"), a proxy services firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials carefully and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the shareholder meeting at 12:00 p.m. ET on February 8, 2002, the meeting may be adjourned to permit further solicitation of proxy votes.

Q. HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each share of the Fund that you own, and fractional votes to reflect the fractional shares that you own, on the record date, November 13, 2001.

Q. HOW DO I VOTE MY SHARES?

A. You can vote your shares by mail, via the Internet, by telephone or by facsimile. To vote by mail, complete and sign the enclosed proxy card, and mail it in the enclosed, postage-paid envelope.

   To vote via the Internet, by telephone or via fax, please follow the enclosed instructions.

   If you need any assistance, or have any questions regarding the proposals, or how to submit your vote, please call IDEX Customer Service at 1-888-233-4339 between the hours of 8:00 a.m. and 8:00 p.m. ET
   (Monday-Friday).

Q. HOW DO I SIGN THE PROXY CARD?

A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS: Both the owners must sign and the signatures should conform exactly to the names shown on the account registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

Q. WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

A. Call your IDEX Customer Service Representative at 1-888-233-4339 between the hours of 8:00 a.m. and 8:00 p.m. ET (Monday-Friday).

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSALS RELATING TO THE FUND. PLEASE READ IT CAREFULLY!

                               IDEX MUTUAL FUNDS

                               NWQ VALUE EQUITY

                             570 Carillon Parkway
                         St. Petersburg, Florida 33716
                          (Toll-Free) 1-888-233-4339

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

                               February 8, 2002

To the shareholders of IDEX NWQ Value Equity of IDEX Mutual Funds:

   Notice is hereby given that a special meeting of the shareholders of IDEX NWQ Value Equity (the "Fund") of IDEX Mutual Funds ("IDEX") will be held at 570 Carillon Parkway, St. Petersburg, Florida 33716 on the 8th day of February at 12:00 p.m. ET, or any adjournment(s) thereof, for the following purposes:

    1. To approve a new Sub-Advisory Agreement between IMI and Salomon Brothers Asset Management Inc ("Salomon") with respect to the Fund;

    2. To approve the adoption of a Sub-Adviser Approval Policy;

    3. To re-elect the current Trustees of the IDEX Board of Trustees and to elect new Trustees to the Board;


    4. To approve changes to certain fundamental investment restrictions;


as set forth in the Prospectus/Proxy Statement accompanying this notice, and to transact such other business as may properly come before the meeting and any adjournments. The Board is not aware of any other business to come before the meeting.

   The Board of Trustees of IDEX (the "Board") has fixed the close of business on November 13, 2001 as the record date for the determination of shareholders of the Fund that are entitled to notice of, and to vote at, the meeting. You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of the Fund at the close of business on November 13, 2001. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid-envelope. If your shares are held in the name of your brokerage firm (a street name account), please complete your proxy card and return it to your broker. Your vote is still important. If you mail your vote by proxy ballot and then decide to attend the meeting, you may change your vote in person at the meeting. You also may, instead, vote by telephone or via the Internet by following the enclosed instructions.

   Each proposal set forth above has been unanimously approved by the Board with respect to the Fund. The Board recommends that you vote shares that you are entitled to vote "FOR" each proposal.

   We look forward to your participation, and we thank you for your continued confidence in IDEX.

                              By Order of the Board of Trustees,

                              John K. Carter,
                              Secretary
                              IDEX Mutual Funds
                              St. Petersburg, Florida




December 17, 2001


                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

   You may vote by mail, by telephone, via the Internet or by facsimile. Please vote only one time, using the method that you prefer, unless you later decide to change your vote prior to the Meeting.

   If you vote by telephone, via the Internet, or by facsimile, please do not mail your proxy card.

   IDEX will furnish, without charge, a copy of its most recent Annual and Semi-Annual Reports to shareholders upon request. To obtain a copy, you may download a copy at www.idexfunds.com, call IDEX Customer Service at 1-(888)-233-4339 or write to IDEX at P.O. Box 9015, Clearwater, FL 33758-9015.

   Shareholders of the Fund are invited to attend the meeting in person. If you do not expect to attend the meeting, please vote promptly in order to avoid the additional expense and delay of further solicitation.

                    PROXY STATEMENT DATED DECEMBER 17, 2001


                               IDEX MUTUAL FUNDS

                             IDEX NWQ VALUE EQUITY
                             570 Carillon Parkway
                         St. Petersburg, Florida 33716
                          (Toll Free) 1-888-233-4339

   This is a proxy statement for the IDEX NWQ Value Equity (the "Fund") of IDEX Mutual Funds ("IDEX"), a series mutual fund consisting of several separate investment funds. This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of IDEX (the "Board") to be used at the IDEX special meeting of shareholders of the Fund or any adjournment(s) thereof (the "Meeting"). The Meeting will be held on February 8, 2002 at 12:00 p.m., ET, at 570 Carillon Parkway, St. Petersburg, Florida 33716.


   The primary purposes of the Meeting are to permit shareholders of the Fund
(1) to approve a new sub-advisory agreement between IMI and Salomon Brothers Asset Management Inc ("Salomon") with respect to the Fund (the "Proposed Sub-Advisory Agreement"), to take effect upon the later to occur of March 1, 2002 or obtaining shareholder approval; (2) to approve adoption of a Sub-Adviser Approval Policy on behalf of the Fund; (3) to re-elect current Trustees to the IDEX Board and to elect two new Trustees to the Board; and (4) to approve changes to certain fundamental investment restrictions of the Fund.



   The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about December 17, 2001, but proxies may also be solicited by telephone and/or in person by representatives of IDEX, regular employees of Idex Investor Services, Inc. (the transfer agent of IDEX) their affiliate(s), or ALAMO Direct ("ALAMO"), a private proxy services firm. The estimated costs for this service is $9,600. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals. The costs of the Meeting, including the preparation and mailing of the notice, Proxy Statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forward proxy materials to their clients, will be borne by the Fund.


                              VOTING INFORMATION


   Shareholders of record of the Fund who own shares of beneficial interest at the close of business on November 13, 2001 (the "Record Date") will be entitled to vote at the Meeting, including any adjournment(s) thereof, with respect to the Proposed Sub-Advisory Agreement, the election of Trustees, the Sub-Adviser Approval Policy and the amendments to certain fundamental investment restrictions.

   With respect to each proposal presented herein, shareholders are entitled to one vote for each share held and fractional votes for fractional shares held with no share having cumulative voting rights. With respect to the Fund, a majority of the shares of beneficial interest outstanding on the Record Date, represented in person or by proxy, will constitute a quorum for the Meeting, and therefore must be present for the transaction of business at the Meeting. Only proxies that are voted, abstentions and "broker non-votes" (as defined below) will be counted towards establishing a quorum. In the event that a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund shares represented at the Meeting in person or by proxy (excluding abstentions and "broker non-votes," as defined below).

   The person named as proxies will vote those proxies that they are entitled to vote FOR the proposals in favor of an adjournment of the Meeting, and will vote those proxies required to be voted AGAINST any proposal for the Fund against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

   The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted FOR each proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

   Abstentions and "broker non-votes" (as defined below) are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not represent votes cast with respect to the proposals. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

   You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of IDEX at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.


   As of the Record Date, the Fund had 3,091,833.166 outstanding shares of beneficial interest.

   Beneficial Owners. Occasionally the number of shares the Fund held in the "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. As of November 13, 2001, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B, Class C or Class M shares.




   You can vote your shares by mail, via the Internet, by telephone or by facsimile. To vote by mail, complete and sign the enclosed proxy card, and mail it in the enclosed, postage-paid envelope.

   To vote via the Internet, by telephone or by facsimile, please follow the enclosed instructions.

   If a shareholder wishes to participate in the Meeting, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend the Meeting in person. Any proxy given by a shareholder, whether in writing, by telephone, via the Internet, or by fax is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by filing with IDEX a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

                                 INTRODUCTION

IDEX

   IDEX is a Massachusetts Business Trust organized as a diversified, open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). Shares of IDEX are registered under the Securities Act of 1933 (the "1933 Act"), and IDEX itself is registered under the 1940 Act on Form N-1A with the Securities and Exchange Commission ("SEC"). Idex Investor Services, Inc. ("IIS"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of IDEX and IMI, serves as transfer agent and administrator for IDEX. AFSG Securities Corporation, located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, serves as principal underwriter for IDEX. IDEX currently consists of 31 funds.

THE INVESTMENT ADVISER


   IMI, a Delaware corporation, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is the investment adviser for IDEX, and is a wholly-owned direct subsidiary of AUSA Holding Company ("AUSA") and is an affiliate of IDEX. AUSA is a holding company which is wholly-owned by AEGON USA, Inc.

("AEGON USA"), a financial services holding company. The primary emphasis of the subsidiary companies of AUSA is generally the sale and servicing of life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

   IMI is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Pursuant to the Current Investment Advisory Agreement between IDEX and IMI, dated March 1, 1999, and subject to the supervision of the Board, IMI is responsible for furnishing continuous advice and recommendations to IDEX as to the acquisition, holding, or disposition of any or all the securities or other assets that the Fund may own or contemplate acquiring from time to time. IMI's officers attend meetings of the Board and are responsible for furnishing oral or written reports to keep the Board and officers of IDEX fully informed as to the condition of the investments of the Fund, the investment recommendations of IMI, and the investment considerations that have given rise to those recommendations. IMI supervises the purchase and sale of the investments of the Fund and maintains all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of IDEX.


   The Investment Advisory Agreement contemplates that IMI, in connection with the performance of its responsibilities under the Investment Advisory Agreement, will enter into a sub-advisory agreement with a sub-adviser to provide the Fund with investment management services. IMI selects a sub-adviser based on a qualitative and quantitative evaluation of the proposed sub-adviser. IMI monitors the performance of each sub-adviser and evaluates how well the sub-adviser has performed in managing the assets of its respective fund(s) in light of each such fund's stated investment objective and policies. IMI also monitors each sub-adviser's long-term performance and the level of risk assumed in achieving that level of performance. Particular criteria for the selection and retention of a sub-adviser include the sub-adviser's discipline and thoroughness in pursuit of a fund's stated investment objective and the sub-adviser's long-term performance. Short-term performance by itself is not a significant factor in selecting or terminating a sub-adviser.


   IMI also may, from time to time, recommend that the services of a sub-adviser be terminated. The criteria for termination includes the departure of a sub- adviser's key investment advisory personnel, a change in control of management of the sub-adviser, a departure from a fund's stated investment objective or policies, or other developments relating to the sub-adviser that are deemed not to be in the best interest of shareholders by IMI.

   IMI does not currently act as an investment adviser with respect to any registered investment company other than IDEX. IMI has served as investment adviser of the Fund since March 1, 1999. Prior to that date, InterSecurities, Inc. served as investment adviser to the Fund.

   IMI's directors and principal executive officer, together with their principal occupations, are listed below. The address of each is 570 Carillon Parkway, St. Petersburg, Florida 33716.

Name and Position
    with IMI                          Principal Occupation
    --------                          --------------------
John R. Kenney     Trustee and Chairman of IDEX Mutual Funds; Chairman
Director           of the Board of AEGON/Transamerica Series Fund, Inc.;
                   Chairman, Director and Co-CEO of Great Companies,
                   LLC; Director of AEGON/Transamerica Fund Advisers,
                   Inc. and AEGON/Transamerica Fund Services, Inc.;
                   Director of Idex Investor Services, Inc.; Director of ISI
                   Insurance Agency, Inc.; Chairman and Chief Executive
                   Officer of Western Reserve Life Assurance Co. of Ohio;
                   Senior Vice President of AEGON USA, Inc.

Jerome C. Vahl     Director and President, Western Reserve Life Assurance
Director           Co. of Ohio; Director of Idex Investor Services, Inc.; Vice
                   President, AEGON USA, Cedar Rapids, Iowa; Executive
                   Vice President of IDEX Mutual Funds and AEGON/
                   Transamerica Series Fund, Inc.

Thomas R. Moriarty Executive Vice President, Treasurer and Principal
Director and CEO   Financial Officer of IDEX Mutual Funds and AEGON/
                   Transamerica Series Fund, Inc.; President, Chief
                   Executive Officer and Director of InterSecurities, Inc.;
                   Senior Vice President of ISI Insurance Agency, Inc.;
                   Director of Idex Investor Services, Inc.; Senior Vice
                   President of Western Reserve Life Assurance Co. of Ohio;
                   and President and CEO of AEGON Asset Management
                   Services, Inc.

   All directors as set forth above also serve as an officer or Trustee of IDEX. No officer or Trustee of IDEX (who is not a director of IMI) owns securities or has any other material direct or indirect interest in IMI or is a person controlling, controlled by or under common control with IMI.


The Sub-Adviser



   At a meeting of the Board of Trustees (the "Board") of IDEX Mutual Funds on October 30, 2001, the Board was notified that NWQ Investment Management Company, Inc. ("NWQ"), sub-adviser of the Fund will no longer serve as sub-adviser to the Fund effective at the close of business on February 28, 2002. NWQ decided to resign as sub-adviser as the Fund failed to attract a significant level of assets and its performance has been below its benchmark. As a result, effective March 1, 2002, NWQ will terminate the Sub-Advisory Agreement dated

December 15, 2000, between Idex Management, Inc. and NWQ, and NWQ will no longer provide investment management services to the Fund.

   The Board has selected Salomon to replace NWQ as sub-adviser to the Fund effective March 1, 2002, subject to approval by the Fund's shareholders. In conjunction with the Board's approval of Salomon as Sub-Adviser, the Board also approved changing the name of the Fund on March 1, 2002 to IDEX Salomon Investors Value. The Board also approved November 13, 2001 as the record date and February 8, 2002, as the date for the meeting of shareholders of the Fund to consider the transfer of NWQ's investment management responsibilities to Salomon with no change in the overall investment management fees paid by the Fund (the "Proposal"). There is no assurance that the Fund's shareholders will approve the Proposal.

   The Sub-Adviser provides investment advisory assistance and portfolio management advice for the Fund. Subject to review and supervision by IMI and the Board, the Sub-Adviser is responsible for the actual investment management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser also places orders to buy or sell securities on behalf of the Fund. The Sub-Adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of the Fund. The Sub-Adviser is a registered investment adviser under the Advisers Act.

   The terms of the Sub-Advisory Agreement are identical to those of the previous sub-advisory agreement between IMI and NWQ, except that: (1) the Sub-Advisory Agreement requires the approval by shareholders of the Fund of a new Sub-Advisory Agreement; and (2) an annual sub-advisory fee reduction of 0.05% is reflected in the Proposed Sub-Advisory Agreement.

-----------------------------------------------------------

                                  PROPOSAL 1:
                TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT

-----------------------------------------------------------


   IMI, on behalf of the Fund, entered into the NWQ Sub-Advisory Agreement with NWQ pursuant to which NWQ provided investment management services with respect to assets of the Fund. Per the terms of the NWQ Sub-Advisory Agreement, the Board received notice from NWQ that the agreement would terminate no later than February 28, 2002. On this date, NWQ will cease to provide investment management services to the Fund and will not earn any additional compensation from the Fund.

   The shareholders of the Fund are being asked to approve the Proposed Sub-Advisory Agreement between IMI and Salomon with respect to the Fund that will take effect upon the later to occur of (a) obtaining shareholder approval or
(b) March 1, 2002. Under the Proposed Sub-Advisory Agreement, Salomon will serve as the investment sub-adviser with respect to the assets of the Fund. The terms and conditions of the Proposed Sub-Advisory Agreement are substantially identical to the terms and conditions of the NWQ Sub-Advisory Agreement and reflect a reduction of 0.05% in the amount IMI pays to the sub-adviser. The Proposed Sub-Advisory Agreement appears as Exhibit 1 to this Proxy Statement.


                     Salomon Brothers Asset Management Inc





   Salomon is a corporation organized under the laws of Delaware on December 24, 1987 and is registered as an investment advisor pursuant to the Investment Advisers Act of 1940, as amended. Salomon has served as investment manager and administrator to the Fund since commencement of the Fund's operations. As of December 31, 2000, Salomon and its worldwide investment advisory affiliates managed approximately $400 billion of assets.



   Salomon is an indirect wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which, in turn, is a wholly-owned subsidiary of Citigroup Inc. The principal business address of each of the foregoing entities is 338 Greenwich Street, New York, New York 10013.



   Salomon provides investment management and related services to other mutual fund portfolios and individual, corporate, and retirement accounts. The following registered investment company fund or portfolio advised by Salomon has an investment objective similar to that of the Fund; the table identifies and sets forth the size of such fund/portfolio as of December 1, 2001 along with the management fee expressed as a percentage of average net assets for the fund/portfolio. Salomon receives the fees in exchange for providing investment services, which are comprised of investment advisory services or administrative services, or both.



                                            Approximate
Name of Portfolio/Fund with                Net Assets as      Annual Management Fee Rate
Similar Investment Objective                of 12/1/01     Based on Average Daily Net Assets
----------------------------               -------------- ------------------------------------
Large Cap Value Portfolio, a portfolio of  $1,023,000,000 0.85%
 Pacific Select Variable Annuity Separate
 Account
Value Equity Portfolio, a portfolio of LSA $   10,000,000 0.40% of the first $250 mm
 Variable Series Trust                                    0.35% of the next $250 mm
                                                          0.30% of assets in excess of $500 mm
Investors Series, a portfolio of GCG Trust $   91,000,000 0.45% of the first $100 mm
                                                          0.40% of the next $100 mm
                                                          0.35% of the next $200 mm
                                                          0.30% of the next $350 mm
                                                          0.25% of assets in excess of $750 mm

Name of Portfolio/Fund with                Net Assets as     Annual Management Fee Rate
Similar Investment Objective                of 12/1/00    Based on Average Daily Net Assets
----------------------------               -------------- ---------------------------------
PF Salomon Brothers Large-Cap Value        $   18,000,000 0.45% of the first $100 mm
 Fund, a portfolio of Pacific Funds                       0.40% of the next $100 mm
                                                          0.35% of the next $200 mm
                                                          0.30% of the next $350 mm
                                                          0.25% of the next $250 mm
                                                          0.20% of assets in excess of $1B

Salomon Brothers Investors Value Fund Inc. $1,033,000,000 *
Salomon Brothers Investors Fund, a         $  256,000,000 0.70%
 portfolio of Salomon Brothers Variable
 Series Funds Inc.

Citistreet Large Company Stock Fund, a          N/A       0.35% of the first $50 mm
 portfolio of Citistreet Funds, Inc.                      0.30% of the next $50 mm
                                                          0.25% of assets over $100 mm

PPI Salomon Investors Value                     N/A       0.43% of the first $100 mm
 Portfolio, a portfolio of Portfolio                      0.40% of the next $100 mm
 Partners, Inc.                                           0.35% of the next $300 mm
                                                          0.32% of the next $250 mm
                                                          0.30% of the next $250 mm
                                                          0.25% of the assets over $1B


--------

* The management fee varies based upon the investment performance of the fund compared to the Standard and Poor's 500 Index. The base fee is determined as follows:



 0.65% of the first $350 mm


 0.55% of the next $150 mm


0.525% of the next $250 mm


 0.50% of the next $250 mm


 0.45% of assets in excess of $1 billion



   At the end of each calendar quarter for each percentage point of difference between the investment performance of the class of shares of the fund which has the lowest performance for the period and the S&P 500 Index over the last prior 12 month period this base fee is adjusted upward or downward by the product of (i) 1/4 of .01% multiplied by (ii) the average daily net assets of the fund for the 12 month period. If the amount by which the fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%.

Directors and Officers of Salomon. The following table sets forth certain information concerning the principal executive officer and directors of Salomon. The address of each of the following persons is 388 Greenwich Street, New York, New York 10013, unless otherwise noted.


 Name and Position with Salomon              Principal Occupation
 ------------------------------              --------------------
       Ross S. Margolies....... Member of the Board of Directors and Managing
                                 Director
       Peter J. Wilby.......... Member of the Board of Directors and Managing
                                 Director
       Virgil H. Cumming....... Member of the Board of Directors
       Wendy Murdock........... Member of the Board of Directors and Chief
                                 Operating Officer for Retail Asset Management
       Heath B. McLendon....... Managing Director


   No officer or trustee of IDEX is an officer, employee, director or shareholder of Salomon. No officer or trustee of IDEX owns securities or has any other material direct or indirect interest in Salomon.

NWQ Sub-Advisory Agreement

   NWQ has served as the sub-adviser of the Fund from October 15, 1996 to present. Pursuant to the NWQ sub-advisory agreement, IMI contracts with NWQ for investment sub-advisory services for the Fund.

   Under the terms of the current NWQ sub-advisory agreement (dated December
15, 2000), NWQ provides investment advisory assistance and portfolio management advice to IMI. Subject to the review and supervision of IMI and the Board, NWQ is responsible for the actual management of the Fund and for making decisions to buy, sell or hold any particular security, and NWQ places orders to buy or sell securities on behalf of the Fund. NWQ bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund.

   The NWQ sub-advisory agreement also stipulates that NWQ can place orders with broker-dealers for the purchase or sale of the Fund's portfolio securities and it should attempt to obtain quality execution at favorable security prices, but it can, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services a higher commission than that which might be charged by another broker-dealer for effecting the same transactions if NWQ determines in good faith that such commission is reasonable in relation to the brokerage or research services provided. NWQ did not pay any affiliated brokerage fees for the fiscal years ended October 31, 1998, 1999 or 2000.

   For its services, NWQ receives monthly compensation from IMI in the amount of 50% of the investment management fees received by IMI with respect to the Fund, less 50% of any amount reimbursed pursuant to its expense limitation.


   During the fiscal year ended October 31, 2000, NWQ received net sub-advisory fees of $14,547 after reimbursements of $60,708. If the proposed sub-advisory fee had been in effect during the Fund's fiscal year ended October 31, 2000, NWQ would have received net sub-advisory fees of $75,217 after reimbursements of $60,708.


   The NWQ sub-advisory agreement for the Fund was last approved by shareholders on December 15, 2000. Under the terms of the current NWQ sub-advisory agreement, the initial term of the agreement terminates on April 30, 2002. Under the terms of the current NWQ sub-advisory agreement, it can be terminated with respect to the Fund at any time, without penalty, by the Sub-Adviser, the Board, or by shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities on 60 days' written notice to NWQ or by NWQ providing 60 days' written notice to IMI and IDEX. Per such terms, NWQ has notified IDEX that it is terminating its sub-advisory services to the Fund. This will result in termination of the NWQ sub-advisory agreement effective February 28, 2002. Thereafter, NWQ will no longer provide investment management services to the Fund and will not earn any additional compensation from the Fund. Consequently, beginning March 1, 2002, Salomon has agreed to serve as the sub-adviser for the Fund pending shareholder consideration and approval of the Proposed Sub-Advisory Agreement. IMI will continue to serve as investment adviser to the Fund.

Salomon's Investment Strategy





   Salomon will emphasize individual security selection while diversifying the fund's investments across industries, which may help to reduce risk. Salomon will focus on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with solid growth potential at reasonable values. Salomon employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.



   In selecting individual companies for investment, the manager looks for:





   Long-term history of performance.


   Competitive market position.


   Competitive products and services.


   Strong cash flow.


   High return on equity.


   Strong financial condition.


   Experienced and effective management.


   Global scope.

  PROPOSED SUB-ADVISORY AGREEMENT AND RECOMMENDATION OF THE BOARD OF TRUSTEES


   The Proposed Sub-Advisory Agreement is substantially identical to the NWQ Sub-Advisory Agreement except that: (i) the effective date will be the later to occur of (a) obtaining shareholder approval or (b) March 1, 2002; (ii) the initial term will end April 30, 2003; (iii) Salomon will serve as the sub-adviser for the Fund; and (iv) a 0.05% reduction in sub-advisory fees will be reflected in the Proposed Sub-Advisory Agreement. The Proposed Sub-Advisory Agreement does not contemplate any changes in the nature of services previously provided or the rate of compensation. Assuming that the Proposed Sub-Advisory Agreement is approved by shareholders, Salomon will serve as the investment sub-adviser to the Fund pursuant to the terms of the Proposed Sub-Advisory Agreement until such time as the Proposed Sub-Advisory Agreement is amended or terminated in accordance with its terms.


Evaluation by the Board


   Prior to and at a special meeting of the Board on October 30, 2001, the Board, including the Disinterested Trustees, reviewed information regarding the Proposed Sub-Advisory Agreement.


   In evaluating the Proposed Sub-Advisory Agreement, the Board took into account that the NWQ Sub-Advisory Agreement, including the terms relating to the services to be provided thereunder and the expenses payable by the Fund, is substantially identical to the NWQ Sub-Advisory Agreement, except for the dates of execution, effectiveness and termination, there will be a reduction in the fee paid to the sub-adviser, and that Salomon will serve as the sub-adviser for the Fund. The Board also considered the reputation, expertise and resources of Salomon and its affiliates in the domestic financial market.

   After consideration of the factors and information that the Board deemed relevant, the Board, including the Disinterested Trustees, unanimously approved the Proposed Sub-Advisory Agreement and voted to recommend approval of the Proposed Sub-Advisory Agreement to the shareholders of the Fund.

   To become effective, the Proposed Sub-Advisory Agreement must be approved by a "vote of the majority of the outstanding securities" of the Fund, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or
(ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

   In the event that the Proposed Sub-Advisory Agreement is not approved by the shareholders of the Fund, the Board will consider such alternative measures as the Board deems prudent and in the best interest of the Fund and its shareholders.

-----------------------------------------------------------

      THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1

-----------------------------------------------------------

-----------------------------------------------------------

                                PROPOSAL NO. 2:
  TO APPROVE ADOPTION OF A SUB-ADVISORY APPROVAL POLICY ON BEHALF OF THE FUND

-----------------------------------------------------------

   This is a proposal to permit IMI, after obtaining approval of the Board, to enter into and materially amend sub-advisory agreements with non-affiliated investment sub-advisers for the Fund, without obtaining shareholder approval.


   At the Board Meeting held on September 10, 2000, the Trustees, including a majority of the Trustees who are not parties to the sub-advisory agreements or interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of any such party (the "Disinterested Trustees"), approved and recommended that shareholders of the Fund approve a policy to permit IMI, on behalf of the Fund and subject to approval of the Board, to appoint non-affiliated sub-advisers, to enter into sub-advisory agreements, and to materially amend existing sub-advisory agreements (the "Sub-Adviser Approval Policy") without further shareholder approval for the existing Funds of IDEX, and for future Funds, subject to certain conditions. Special restrictions apply to the sub-advisers that are affiliates of IMI ("Affiliated Sub-Adviser"). Implementation of the Sub-Adviser Approval Policy approved by the Board is subject to the terms and conditions of an Exemptive Order received from the SEC as described below.


The Section 15 Exemptive Order


   On August 5, 1998, the SEC granted an exemption from Section 15(a) and Rule 18f-2 under the 1940 Act to AEGON/Transamerica Series Fund, Inc. (formerly, WRL Series Fund, Inc.), AEGON/Transamerica Fund Advisers, Inc. (formerly, WRL Investment Management, Inc.) (the "ATF Adviser") and any other registered investment company advised by the ATF Adviser, or a person controlling, controlled by, or under common control with the ATF Adviser (Release No. IC-23379) (the "Exemptive Order"). IDEX and IMI are affiliates with those entities and are under common control with the ATF Adviser. The provisions of the 1940 Act require that shareholders approve investment advisory agreements, including sub-advisory agreements, and to approve any material amendment to such an investment advisory agreement. If shareholders approve the Sub-Adviser Approval Policy as described in the Exemptive Order, IMI will be authorized, subject to approval by the Board, to evaluate, select and retain new non-affiliated sub-advisers for the Fund, or materially amend an existing sub-advisory agreement without obtaining further approval of the Fund's shareholders, whenever IMI and the Board believe such actions are in the best interests of the Fund and its shareholders.

   Current Sub-Adviser Approval Process. Currently, for the Fund, IMI enters into a separate sub-advisory agreement with the sub-adviser selected by IMI and approved by the Board. Under the terms of that Sub-Advisory Agreement, the sub-advisers have authority to provide the Fund with advice concerning the investment management of the Fund's assets. Subject to a Fund's investment objective, policies and restrictions, the sub-adviser determines what securities shall be purchased or sold, and what portion of the Fund's assets shall remain uninvested. For these sub-advisory services to the Fund, IMI pays the sub-adviser a monthly fee at an annual rate based on the average daily net assets of the Fund, as specified in the Sub-Advisory Agreement. The sub-adviser bears its own expenses of providing sub-advisory services to the Fund. The Fund's sub-advisory agreements are subject to annual approval by the Board, including the Disinterested Trustees. Any material amendments to an existing Sub-Advisory Agreement currently require approval by the Board and a Fund's shareholders.

   The sub-adviser is an "investment adviser" to the Fund, as that term is defined in Section 2(a)(20) of the 1940 Act. Section 15(a) of the 1940 Act and Rule 18f-2 thereunder provide, in effect, that it is unlawful for any person to act as an investment adviser to a fund except pursuant to a written contract that has been submitted to and approved by the vote of a majority of the voting securities of that fund. Therefore, when a sub-adviser is initially retained, shareholders of a fund generally are required to approve the sub-advisory agreement with the sub-adviser. Similarly, if an existing sub-advisory agreement were amended in any material respect, such amendment would generally be deemed to result in a new contract for which shareholder approval would be required. Moreover, under Section 15(a), a sub-advisory agreement terminates automatically upon its "assignment," which in most instances would occur upon a change of control of the sub-adviser.


   Proposed Sub-Adviser Approval Policy. Approval of the Sub-Adviser Approval Policy will not affect any of the requirements under the federal securities laws that govern the Fund, IMI, the sub-adviser or the sub-advisory agreement other than the requirement to call meetings of the Fund's shareholders and obtain approval for certain changes affecting the sub-adviser. The Board, including the Disinterested Trustees, will continue to evaluate and approve all new sub-advisory agreements between IMI and a sub-adviser as well as all changes to existing sub-advisory agreements. IDEX and IMI will be subject to several conditions imposed by the SEC to ensure that the interests of the Fund's shareholders are adequately protected whenever IMI acts under the Sub-Adviser Approval Policy. Furthermore, within 90 days of the hiring of a new sub-adviser, IMI will provide the Fund's shareholders with an information statement that contains substantially the same information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that would be required to be sent to shareholders in a proxy statement.

   SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN AN INCREASE OR DECREASE IN THE TOTAL AMOUNT OF INVESTMENT ADVISORY FEES PAID BY THE FUND TO IMI. Shareholders should recognize that in engaging a new sub-adviser and entering into a sub-advisory agreement, IMI will negotiate fees with that sub-adviser and, because these fees are paid by IMI and not directly by the Fund, any fee reduction negotiated by IMI may inure to IMI's benefit and any increase will inure to its detriment. The fees paid to IMI by the Fund and the fees paid the sub-adviser by IMI are considered by the Board in approving the advisory and sub-advisory arrangements, and any change in fees paid by the Fund to IMI would require shareholder approval. In any event, if the shareholders approve this Sub-Adviser Approval Policy, then IMI, pursuant to the Fund's Investment Advisory Agreement, will continue to provide the same level of management and administrative services to the Fund as it has always provided.

   In addition to shareholder approval, the relief received from the SEC and set forth in the Exemptive Order is subject to the following conditions:

      (1) IMI will not enter into a sub-advisory agreement with any affiliated sub-adviser without the sub-advisory agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

      (2) At all times, a majority of the Board will be persons each of whom is a Disinterested Trustee and the nomination of new or additional Disinterested Trustees will be within the discretion of the then-existing Disinterested Trustees.

      (3) When a sub-adviser change is proposed for the Fund with an affiliated sub-adviser, the Board, including a majority of the Disinterested Trustees, will make a separate finding, reflected in the minutes of the meetings of the Board, that the change is in the best interests of the Fund and the shareholders, and does not involve a conflict of interest from which IMI or the affiliated sub-adviser derives an inappropriate advantage.

      (4) IMI will provide general management and administrative services to IDEX and the Fund, including overall supervisory responsibility for the general management and investment of the Fund's securities portfolios, and subject to review and approval by the Board, will: (a) set the Fund's overall investment strategies; (b) select sub-advisers; (c) monitor and evaluate the performance of sub-advisers; (d) allocate and, when appropriate, reallocate the Fund's assets among its sub-advisers in those cases where the Fund may have more than one sub-adviser; and (e) implement procedures reasonably designed to ensure that the sub-adviser complies with the Fund's investment objective, policies, and restrictions.

      (5) Within ninety (90) days of the hiring of any new sub-adviser, IMI will furnish shareholders of the Fund with all information about the new sub- adviser that would be included in a proxy statement. The information will include any change in the disclosure caused by the addition of a new sub- adviser. IMI will meet this condition by providing the shareholders with an information statement that meets certain requirements of the Securities Exchange Act of 1934, as amended, and the rules thereunder.

      (6) IDEX will disclose in its prospectus the existence, substance, and effect of the proposed Sub-Adviser Approval Policy. The IDEX prospectus will prominently disclose that IMI has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the sub-adviser and recommend its hiring, termination, and replacement.

      (7) No Trustee or officer of IDEX or IMI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by the Trustees or officers) any interest in a sub-adviser, except for: (a) ownership of interests in IMI or any entity that controls, is controlled by, or is under common control with IMI; or (b) ownership of less than one percent (1%) of the outstanding securities of any class of equity or debt securities of a publicly traded company that is either a sub-adviser or an entity that controls, is controlled by, or is under common control with a sub-adviser.

   In addition, in connection with the implementation of the proposed Sub-Adviser Approval Policy, the Board and IMI may amend, from time to time, certain provisions of the sub-advisory agreements to reflect the terms and conditions of the Exemptive Order and the Sub-Adviser Approval Policy.

Reasons for Requesting the Section 15 Exemptive Order

   The Board believes that providing IMI with maximum flexibility to perform those duties that shareholders expect IMI to perform--selecting, supervising and evaluating non-affiliated sub-advisers--without incurring the unnecessary delay or expense of obtaining shareholder approval is in the best interests of the Fund's shareholders because it will allow the Fund to operate more efficiently. Currently, in order for IMI to appoint a sub-adviser or materially amend a sub-advisory agreement, IDEX must call and hold a shareholders' meeting of the Fund (as it is doing in this proxy), create and distribute proxy materials, and solicit proxy votes from the Fund's shareholders. This process is timely and costly, and the costs are usually borne entirely by the Fund. Without the delay inherent in holding a shareholders meeting, the Fund would be able to act more quickly and with less expense to appoint a non-affiliated sub-adviser when the Trustees and IMI feel that the appointment would benefit the Fund.

   Also, the IDEX Board believes that it is appropriate to allow the selection, supervision and evaluation of a non-affiliated sub-adviser to be done by IMI (subject to review and approval by the IDEX Board) in light of the management structure of IDEX, as well as IMI's significant experience and expertise in selecting sub-advisers and the shareholders' expectation that IMI will utilize that expertise to select the most competent sub-advisers. In the opinion of the Trustees, IMI has demonstrated that it has the requisite expertise to evaluate, select and supervise sub-advisers. The Board believes that many investors choose to invest in the Fund because of IMI's experience and expertise in evaluating and choosing sub-advisers who can add the most value to a shareholder's investment in a Fund.

   Finally, the Board will provide sufficient oversight of the sub-adviser selection process to ensure that shareholders' interests are protected whenever IMI selects a new sub-adviser or materially amends the existing sub-advisory agreement. The Board, including a majority of the Disinterested Trustees, will continue to evaluate and approve all new sub-advisory agreements as well as any amendments to existing sub-advisory agreements. In its review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-adviser. The Trustees will compare the investment performance of the assets managed by the sub-adviser with other accounts with similar investment objectives managed by other advisers and will review the sub-adviser's compliance with federal securities laws and regulations. The Board believes that its comprehensive review will ensure that IMI continues to act in the best interests of the Fund and its shareholders. The sub-advisory agreements will continue to be subject to all provisions of the 1940 Act, except for the specific provisions of the 1940 Act for which relief was granted by from the SEC in the Exemptive Order.

Shareholder Approval


   The adoption of the Sub-Adviser Approval Policy requires an affirmative vote of a majority of outstanding shares entitled to vote present at the Special Meeting, in person or by proxy.


-----------------------------------------------------------

                       THE BOARD OF TRUSTEES RECOMMENDS
                          A VOTE "FOR" PROPOSAL NO. 2

-----------------------------------------------------------

-----------------------------------------------------------

                                PROPOSAL NO. 3:
                    TO RE-ELECT TRUSTEES OF THE IDEX BOARD
                  AND TO ELECT TWO NEW TRUSTEES TO THE BOARD

-----------------------------------------------------------

   IDEX is not required to hold annual meetings of shareholders for the election of Trustees. Shareholders are asked to consider the re-election of the seven Trustees of the Board and the election of two new Trustees to the IDEX Board at the Meeting pursuant to the Fund's Bylaws, which permit the election of Trustees at any meeting required to be held. Election of the Trustees requires a vote of all IDEX shareholders. Shareholders of other IDEX funds will be asked to vote for the Trustees at a later date. The results of the Trustee election will be effective March 1, 2002.

   At a meeting held on June 14, 2001 (the "Board Meeting"), the Disinterested Trustees unanimously nominated for re-election: Peter R. Brown, Charles C. Harris, Jack E. Zimmerman, William W. Short, Jr., Daniel Calabria, John R. Kenney, and Patrick S. Baird, the incumbent Trustees; and unanimously nominated for election to the Board Janice B. Case and Russell A. Kimball, Jr. The Trustees are to be elected to serve until reaching their respective designated retirement ages or until their successors are duly elected and qualified. Following the Meeting, IDEX does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. Each of the nominees named has agreed to serve as a Trustee if elected. However, should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the Board.

   The following sets forth the names, ages, principal occupations, and other information respecting the nominees:

                                                                                   Number of
                                                                                Funds/Portfolios
                                                                                  overseen by
                     Position(s)   Term of                                         Trustee or
                        held     Office and     Principal Occupation(s) or        Nominee for
                        With      length of       Employment in the past           Trustee in
Name, Address & Age     IDEX     time served             5 years                  Fund Complex
-------------------- ----------- ------------ ------------------------------- --------------------
Peter R. Brown        Vice       1986-present Chairman of the Board, Peter    All IDEX funds (31)
1180 6th Street East  Chairman                Brown Construction Company
Treasure Island,                              (construction contractors and   All AEGON/Trans-
Florida 33708                                 engineers), Largo, Florida      america Series Fund,
(DOB 5/10/28)                                 (1963-2000); Vice Chairman,     Inc. ("ATSF")
                                              AEGON/Transamerica Series       portfolios (34)
                                              Fund, Inc., Rear Admiral (Ret.)
                                              U.S. Navy Reserve, Civil
                                              Engineer Corps.
Charles C. Harris     Trustee    1994-present Director, AEGON/Transamerica    All IDEX funds (31)
35 Winston Drive                              Series Fund, Inc. (1986-
Clearwater,                                   present); former Trustee of     All ATSF portfolios
Florida 33756                                 IDEX Fund, IDEX II Series       (34)
(DOB 7/15/30)                                 Fund and IDEX Fund 3.

                                                                                        Number of
                                                                                     Funds/Portfolios
                                                                                       overseen by
                        Position(s)   Term of                                           Trustee or
                           held     Office and       Principal Occupation(s) or        Nominee for
                           With      length of         Employment in the past           Trustee in
  Name, Address & Age      IDEX     time served               5 years                  Fund Complex
----------------------- ----------- ------------ ---------------------------------- -------------------
Russell A. Kimball, Jr. Nominee     Current      Director, AEGON/Transamerica       Nominee for all
1160 Gulf Boulevard                 Nominee      Series Fund, Inc. (1986-           IDEX funds (31)
Clearwater Beach,                                present); General Manager,
Florida, 34630                                   Sheraton Sand Key Resort           All ATSF portfolios
(DOB 8/17/44)                                    (resort hotel), Clearwater,        (34)
                                                 Florida (1975-present)

John R. Kenney(1)       Chairman    1996-present Chairman of the Board, Director    All IDEX funds (31)
P. O. Box 5068                                   and Co-CEO of Great
Clearwater,                                      Companies, L.L.C.; Chairman of     All ATSF portfolios
Florida 33758                                    the Board of Directors, Western    (34)
(DOB 2/8/38)                                     Reserve Life Assurance Co. of
                                                 Ohio; Chairman of the Board of
                                                 Directors (September, 1996-
                                                 present), President (September,
                                                 1997-present), AEGON/
                                                 Transamerica Fund Advisers,
                                                 Inc. (investment adviser), St.
                                                 Petersburg, Florida; Chairman of
                                                 the Board of Directors
                                                 (September 1996-present),
                                                 AEGON/Transamerica Fund
                                                 Services, Inc., St. Petersburg,
                                                 Florida; Director (December,
                                                 1990-present); IDEX
                                                 Management, Inc., (investment
                                                 adviser), St. Petersburg, Florida;
                                                 Trustee and Chairman
                                                 (September 1996-present),
                                                 AEGON/Transamerica Series
                                                 Fund, Inc. (investment
                                                 company), St. Petersburg,
                                                 Florida.

Patrick S. Baird (1)    President,  1999-present Executive Vice President, Chief    All IDEX funds (31)
4333 Edgewood Road NE   Trustee                  Operating Officer (February,
Cedar Rapids,                                    1996-present), AEGON USA;          All ATSF portfolios
Iowa 52499                                       President and Director, AEGON/     (34)
(DOB 1/19/54)                                    Transamerica Series Fund, Inc.

Jack E. Zimmerman**     Trustee     1986-present Director (December, 1987-          All IDEX funds (31)
6778 Rosezita Lane                               present), Western Reserve Life
Dayton, Ohio 45459                               Assurance Co. of Ohio; currently
(DOB 2/3/28)                                     retired; formerly, Director,
                                                 Regional Marketing of Marietta
                                                 Corporation (aerospace industry)
                                                 and Director of Strategic
                                                 Planning of Martin Marietta
                                                 Baltimore Aerospace.

                                                                                        Number of
                                                                                     Funds/Portfolios
                                                                                       overseen by
                          Position(s)   Term of                                         Trustee or
                             held     Office and      Principal Occupation(s) or       Nominee for
                             With      length of        Employment in the past          Trustee in
   Name, Address & Age       IDEX     time served              5 years                 Fund Complex
------------------------- ----------- ------------ -------------------------------- -------------------
William W. Short, Jr.       Trustee   1986-present Director, AEGON/Transamerica     All IDEX funds (31)
12420 73rd Court                                   Series Fund, Inc. (2000-
Largo, Florida 33773                               present); President and majority All ATSF portfolios
(DOB 2/25/36)                                      shareholder of Short's, Inc.     (34)
                                                   (men's retail apparel); Chairman
                                                   of Southern Apparel
                                                   Corporation, S.A.C. Apparel
                                                   Corporation and S.A.C.
                                                   Distributors (nationwide
                                                   wholesale apparel distributors),
                                                   Largo, Florida.
Daniel Calabria             Trustee   1996-present Director, AEGON/Transamerica     All IDEX funds (31)
7068 S. Shore Drive So.,                           Series Fund, Inc. (2001-
South Pasadena,                                    present); Trustee (1993-present) All ATSF portfolios
Florida 33707                                      and President (1993-1995) of     (34)
(DOB 3/5/36)                                       the Florida Tax Free Funds
                                                   (mutual funds); President and
                                                   Director (1995) of Sun
                                                   Chiropractic Clinics, Inc.,
                                                   Executive Vice President (1993-
                                                   1995), William R. Hough & Co.
                                                   (investment adviser, municipal
                                                   bond and underwriting firm).
Janice B. Case              Nominee   Current      Director, AEGON/Transamerica     Current Nominee for
205 Palm Island NW                    Nominee      Series Fund, Inc. (2001-         all IDEX funds (31)
Clearwater, Florida 33767                          present); Senior Vice President
(DOB 9/27/52)                                      (1996-2000), Vice President      All ATSF portfolios
                                                   (1990-1996), Director of         (34)
                                                   Customer Service & Marketing
                                                   (1987-1990), Florida Power
                                                   Corporation, St. Petersburg,
                                                   Florida.

--------

(1) Such Trustee is an "Interested Person" of IDEX as defined in the 1940 Act and an affiliated person of AFSG, and did not receive compensation directly from IDEX. Such Trustee is also an affiliated person of IMI.




  **Mr. Zimmerman is the brother-in-law of John Kenney, Chairman and CEO of IDEX.



   The Board met 4 times during the twelve months ended October 31, 2000 (the "Period").




   The Board's Audit Committee is composed of Messrs. Brown, Harris, and Short, and met 2 times in the Period. All Audit Committee members are considered

"independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The functions performed by the Audit Committee include the recommendation of the independent public accountants for IDEX to be selected by the Board, the review of the scope and results of audit services, the review of the adequacy of internal accounting and financial controls, the review of material changes in accounting principals and practices and other matters when requested from time to time by the Board. The Audit Committee has adopted a charter to set forth its responsibilities (the "Charter"). A copy of the Charter is attached to this Proxy Statement as Exhibit 2.




   As required by the Charter, the Audit Committee received and reviewed the report of PricewaterhouseCoopers LLP (PWC), the independent public accountants for IDEX, regarding the results of their audit, as well as the written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of IDEX. A representative of PWC also discussed with the Audit Committee the independence of PWC from IDEX, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of PWC included the following:




  . PWC's responsibilities in accordance with generally accepted auditing standards

  . The initial selection of, and whether there were any changes in, significant accounting policies or their application

  .  Management's judgments and accounting estimates

  .  Whether there were any significant audit adjustments

  .  Whether there were any disagreements with management

  .  Whether there was any consultation with other accountants

  . Whether there were any major issues discussed with management prior to PWC's retention

  .  Whether PWC encountered any difficulties in performing the audit

  .  PWC's judgments about the quality of the IDEX accounting principles

  . PWC's responsibilities for information prepared by management that is included in documents containing audited financial statements

   Based on its review of the financial statements and its discussions with management and the representative of PWC, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report for the year ended October 31, 2000, and filed with the SEC.

   During the year ended October 31, 2000, PWC billed IDEX $234,000 in fees for professional services in connection with the audit of the annual IDEX financial statements. PWC also serves as auditor for ATSF.

   During the fiscal year ended October 31, 2000, no fees were incurred by IDEX from PWC for professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to the IDEX financial statements.

   The Board's Nominating Committee is composed of Messrs. Brown, Harris, and Short, and met 1 time during the Period. The functions performed by the Nominating Committee include making nominations for independent trustees and for membership on committees. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted in writing to the Committee in care of the Secretary of IDEX at the address shown on page 1 of this Proxy Statement.

   Each Disinterested Trustee currently receives a total annual retainer fee of $20,000, plus $4,000 and incidental expenses for each regular meeting attended and $2,500 for each special meeting attended.

   During the fiscal year ended October 31, 2000, the Trustees received the following compensation from IDEX:

                                 Compensation
                                for Year Ended
   Name of Person, Position    October 31, 2000
   ------------------------    ----------------
Peter R. Brown, Vice Chairman.     $43,500
Daniel Calabria, Trustee......     $38,500
Charles C. Harris, Trustee....     $43,500
William W. Short, Jr., Trustee     $43,500
Jack E. Zimmerman, Trustee....     $38,500

   Disinterested Trustees may participate in a non-qualified deferred compensation plan. Under this plan, compensation may be deferred that would otherwise be payable by IDEX and by certain other entities, including AEGON/Transamerica Series Fund, Inc. Compensation may be deferred on a current basis for services rendered as a director/trustee. Interested Trustees do not receive any compensation from IDEX.

Shareholder Approval

   The selection of each nominee requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting, in person or by proxy.

-----------------------------------------------------------

              THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE
                             "FOR" PROPOSAL NO. 3.

-----------------------------------------------------------

-----------------------------------------------------------

                               PROPOSAL NO. 4-A:
               TO CHANGE THE FUNDAMENTAL INVESTMENT RESTRICTION
               WITH RESPECT TO THE ISSUANCE OF SENIOR SECURITIES

-----------------------------------------------------------

   The 1940 Act (which was adopted to protect mutual fund shareholders) requires investment companies, such as IDEX, to adopt certain specific investment restrictions that can be changed only by shareholder vote. These are referred to as "fundamental policies." They limit the investment activities of the investment adviser.

   At the Meeting, shareholders will be asked to approve a change to the fundamental investment restriction regarding the issuance of senior securities. At a meeting of the Board on October 30, 2000, the Board, including all Disinterested Trustees of IDEX, unanimously voted to approve the change and to recommend that the shareholders also approve the change.

Background

   The Fund may engage from time to time in reverse repurchase arrangements. For information regarding the circumstances under which the Fund may engage in such practices, please read the Prospectus and Statement of Additional Information. A reverse repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally from a bank or broker-dealer) to repurchase that security back from the Fund at a specified price and date upon demand.


   Section 18(f)(1) of the 1940 Act generally prohibits a registered open-ended investment company from issuing or selling "senior securities" of which it is the issuer, except that a fund may borrow from a bank, provided that the fund maintain certain asset coverage requirements. The term "senior security" is defined in the 1940 Act to mean any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness. Because a reverse repurchase agreement constitutes a borrowing by a fund and, concurrently, may involve the issuance by it of an evidence of indebtedness, a fund entering into a reverse repurchase agreement could be deemed to be involved in the issuance of a "security" under the 1940 Act. To the extent that a reverse repurchase agreement could be deemed to be an issuance of a "security," a fund engaging in such a transaction may be involved in the issuance of a "senior security" under the 1940 Act and thus subject to Section 18(f).



   IMI has recommended that the Fund's fundamental investment restriction regarding the issuance of senior securities be changed to reflect that the Fund engaged or engaging in a reverse repurchase agreement will not be deemed to have issued a senior security provided that such arrangements are subject to certain asset coverage and segregation requirements.

   The change to the fundamental investment restriction regarding the issuance of senior securities does not represent a change in any fundamental investment restriction regarding reverse repurchase agreements or lending, nor does it represent the creation, expansion, or contraction of any existing authority on the part of the Fund or its investment adviser to engage in such arrangements. The change merely represents a revision to clarify that the Fund engaging in a reverse repurchase agreement is subject to certain asset coverage and segregation requirements.

   The current fundamental investment restriction is:

      IDEX NWQ Value Equity may not, as a matter of fundamental policy:

          Issue senior securities, except as permitted by the 1940 Act.

   In connection with the change regarding the fundamental investment restriction with respect to the issuance of senior securities, the Fund would adopt a new fundamental investment restriction as follows:

      IDEX Salomon Investors Value may not, as a matter of fundamental policy:


          Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover."


Shareholder Approval

   The change to the fundamental investment restriction regarding the issuance of senior securities requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Meeting in person or by proxy.

-----------------------------------------------------------

                                 PROPOSAL 4-B:
 CHANGE THE DESCRIPTION OF THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT
                              TO DIVERSIFICATION

-----------------------------------------------------------

   At the Meeting, shareholders will be asked to approve a change to the description of the fundamental investment restriction regarding diversification requirements.


   At a special meeting of the Board on October 30, 2001, the Board, including all Disinterested Trustees of IDEX, unanimously voted to approve the change and to recommend that the shareholders also approve the change.


Background

   The Fund is "diversified" and observes a fundamental investment restriction that generally prohibits the investment of fund assets with respect to any one issuer if as a result of such investment the Fund's holdings in such issuer exceed certain specified thresholds. More specifically, the Fund is prohibited, with respect to 75% of its total assets, from purchasing the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

   The Fund may from time to time purchase securities issued by a foreign government and/or agencies of such foreign government. For information regarding the circumstances under which the Fund may engage in such practices, please read the prospectus and statement of additional information. To the extent that under the foregoing restriction a foreign government issuing securities is treated as an issuer separate from such a governmental agency that issues securities, the Fund is purchasing securities issued by a foreign government and one of its agencies could be deemed to have exceeded the 5%/10% thresholds set out by the restriction.

   IMI has recommended that the Fund's fundamental investment restriction regarding diversification be revised to reflect that, to the extent that the Fund invests in securities issued by a foreign government and its agencies, the foreign government and its agency will be treated as a single issuer for purposes of the restriction.

   The revision to the fundamental investment restriction regarding fund diversification does not represent a change in any fundamental investment restriction regarding investments in securities in foreign governments and/or their agencies, nor does it represent the creation, expansion or contraction of any existing authority on the part of the Fund or its investment adviser to engage in such investments. The change merely represents a revision to clarify that securities of a foreign government and its agencies will be treated as single issuer for purposes of the restriction.

   The current fundamental investment restriction is:

      IDEX NWQ Value Equity may not, as a matter of fundamental policy:

          With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

   Upon shareholder approval the Fund would adopt a new fundamental investment restriction as follows:

      IDEX Salomon Investors Value may not, as a matter of fundamental policy:


          With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as define in the 1940 Act) if immediately after and as a result of such purchase
       (a) the value of the holdings of the Fund in the securities of any one issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.


Shareholder Approval


   The change to the fundamental investment restriction regarding diversification requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Meeting in person or by proxy.


-----------------------------------------------------------

                                 PROPOSAL 4-C:
               TO CHANGE THE FUNDAMENTAL INVESTMENT RESTRICTION
                       REGARDING INDUSTRY CONCENTRATION

-----------------------------------------------------------

   At the Meeting, shareholders will be asked to approve the change of the fundamental investment restriction regarding investments that would cause the value of the Fund's assets to exceed a stated threshold. At a meeting of the Board on September 10, 2001, the Board, including all Disinterested Trustees of IDEX, unanimously voted to approve the change and to recommend that the shareholders also approve the change.

Background


   The current fundamental investment restriction for the Fund generally prohibits 25% or more of the Fund's assets in any particular industry (other than U.S. government securities). IMI believes that this restriction has served the Fund's shareholders well. However, IMI believes that the current restriction fails to take into account the deregulation and sector stratification that has occurred in the energy and telephone sectors. IMI also believes that the current restriction could be interpreted as limiting the Fund's ability to focus in one or more of these sectors.



   IMI has recommended that the Fund's fundamental investment restriction regarding industry concentration be changed to reflect that, for purposes of the restriction, utilities be divided according to their services, each of which would be considered a separate industry for purposes of the restriction.


   IMI believes that changing the fundamental investment restriction to reflect that the Fund may not investment 25% or more of its assets in the securities of issuers in the same or similar industries or lines of business will address these concerns and help to add more certainty to the portfolio management process.

   The current fundamental investment restriction is:

      IDEX NWQ Value Equity may not, as a matter of fundamental policy:


          Invest 25% or more of the value of the fund's total assets in any particular industry (other than U.S. government securities).



In connection with the change of the fundamental investment restriction on investments that would cause the value of the Fund's assets to exceed a stated threshold, the Fund would have a new fundamental investment restriction as follows:



      IDEX Salomon Investors Value may not, as a matter of fundamental policy:


          Invest 25% or more of the Fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.


Shareholder Approval



   The change to the fundamental investment restriction regarding industry concentration requires an affirmative vote of a majority of outstanding voting securities entitled to vote at the meeting in person or by proxy.

-----------------------------------------------------------

                THE BOARD OF TRUSTEES OF IDEX RECOMMENDS A VOTE
                         "FOR" PROPOSAL NO. 4 A, B & C

-----------------------------------------------------------



Shareholder Proposals

   As a general matter, IDEX does not hold annual meetings of shareholders. Shareholders wishing to submit proposals to be considered at an upcoming meeting or for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of IDEX Mutual Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Annual and Semi-Annual Reports

   IDEX will furnish, without charge, a copy of its most recent annual report and semi-annual report to shareholders upon request. To obtain a copy, you may download a copy at www.idexfunds.com, call IDEX Customer Service at 1-(888) 233-4339, or write to IDEX at P. O. Box 9015, Clearwater, Florida 33758-9015.

Additional Information

   The Fund's investment adviser, IMI, and its transfer agent, IIS, are located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202, and its principal underwriter/distributor, AFSG Securities Corporation, is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0002.

Other Business

   Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of IDEX and its shareholders.

                              By Order of the Board of Trustees,

                              John K. Carter, Esq.
                              Secretary
                              IDEX Mutual Funds
                              St. Petersburg, Florida

Exhibit 1--Proposed Sub-Advisory Agreement
Exhibit 2--Audit Committee Charter

                                  EXHIBIT 1:
                                    FORM OF
                            SUB-ADVISORY AGREEMENT
                                    BETWEEN
                             IDEX MANAGEMENT, INC.
                                      AND
                     SALOMON BROTHERS ASSET MANAGEMENT INC

   Agreement dated and effective as of March, 2002, between IDEX Management, Inc., a Delaware corporation (the "Adviser") and Salomon Brothers Asset Management Inc, a Delaware corporation (the "Sub-Adviser").

   WHEREAS, the Adviser has entered into an Advisory Agreement (the "Advisory Agreement") dated October 15, 1996, with IDEX Mutual Funds ("IDEX"), a Massachusetts business trust registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), on behalf of IDEX Salomon Investors Value (the "Fund") of IDEX pursuant to which the Adviser provides investment advisory services to the Fund;

   WHEREAS, the Adviser has the authority to delegate its investment advisory responsibilities under the Advisory Agreement to one or more sub-advisers;

   WHEREAS, the Adviser desires to retain the Sub-Adviser to provide investment advisory services to the Fund;

   NOW THEREFORE, in consideration of the mutual agreements herein made, the Adviser and the Sub-Adviser agree as follows:

   1. (a) The Adviser employs the Sub-Adviser, subject to the direction and control of the Trustees of IDEX, including without limitation any approval of the Trustees of IDEX required by the 1940 Act, to (a) make, in consultation with the Adviser and the IDEX Board of Trustees, investment strategy decisions for the Fund, (b) manage the investing and reinvesting of the Fund's assets and
(c) place purchase and sale orders on behalf of the Fund. The Sub-Adviser shall have the sole ultimate discretion over investment decisions for the Fund.

   (b) At the Adviser's request, the Sub-Adviser agrees:

      (1) to cause its officers to attend meetings of IDEX and furnish oral or written reports, as the Adviser may reasonably require, in order to keep the Adviser and its officers and the Trustees of IDEX and appropriate officers of IDEX fully informed as to the condition of the investments of the Fund and the investment considerations which have given rise to those recommendations; and

                                     EX1-1

      (2) to furnish such statistical and analytical information and reports as may reasonably be required by the Adviser from time to time.
   2. (a) The adviser shall provide (or cause the Fund's custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Fund, cash requirements and cash available for investment in the Fund, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

   (b) The Adviser agrees to furnish the Sub-Adviser with minutes of meetings of the Board of Trustees of IDEX applicable to the Fund to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

   3. (a) The Sub-Adviser shall, at its expense, provide office space, office facilities and personnel reasonably necessary for performance of the services to be provided by the Sub-Adviser pursuant to this Agreement.

   (b) Except as provided in subparagraph 3(a) hereof, the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Sub-Adviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission (the "SEC"); expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested trustees; travel expenses or an appropriate portion thereof of trustees and officers of the Fund who are trustees, officers or employees of the Sub-Adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees or any committee thereof; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.

   4. The Sub-Adviser shall make investments for the Fund's account in accordance with the investment objectives, policies and limitations set forth in IDEX's Agreement and Declaration of Trust as amended from time to time (the

                                     EX1-2

"Declaration of Trust"), the Registration Statement, as in effect from time to time (the "Registration Statement"), filed with the SEC by IDEX under the 1940 Act and the Securities Act of 1933, as amended, the provisions of the Internal Revenue Code of 1986, as amended, and supplemented from time to time, relating to regulated investment companies, and policy decisions adopted by the IDEX Board of Trustees from time to time. Copies of any amendments to the documents referred to in the preceding sentence shall be promptly furnished to the Sub-Adviser. The Sub-Adviser shall advise the IDEX officers and Board of Trustees, at such time as the IDEX Board of Trustees may specify, of investments made for the Fund's account and shall, when requested by the IDEX officers or Board of Trustees, supply the reasons for making such investments.

   5. Subject to applicable laws, the Sub-Adviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding investment advice, research and statistical data, clerical assistance or otherwise.

   6. Subject to applicable laws, the Sub-Adviser is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Sub-Adviser or any of their affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Sub-Adviser is further authorized, to the extent permitted by applicable law, to select brokers (including Salomon Brothers Inc or any other brokers affiliated with the Sub-Adviser) for the execution of trades for the Fund.

   7. Consistent with the Sub-Adviser's duty to seek to obtain quality execution at favorable security prices (best price and execution) the Sub-Adviser is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such dealers and brokers as may, in the judgment of the Sub-Adviser, implement the policy of the Fund to obtain the best results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Sub-Adviser is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research, as such is defined in Section 28(e) of the Securities Exchange Act of 1934, deemed by the Sub-Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser. It is understood that the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such information or research. The Sub-Adviser may use for the benefit of the Sub-Adviser's other clients, or make available to companies affiliated with the

                                     EX1-3

Sub-Adviser or to its directors for the benefit of its clients, any such information or research services that the Sub-Adviser received from brokers or dealers.

   8. To compensate the Sub-Adviser for its services provided, and the expenses assumed under this Agreement, by (i) the payment of a monthly fee as set forth on Schedule A attached to this Agreement, as it may be amended from time to time in accordance with Section 11 below. If the fee payable to the Sub-Adviser pursuant to this paragraph 8 begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

   9. The Sub-Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Adviser Act of 1940, as amended, and any applicable state laws, and the Sub-Adviser agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until termination of this Agreement.

   10. The Sub-Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or its shareholders, or the Adviser, to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The adviser will indemnify the Sub-Adviser against, and hold harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Adviser. The Sub-Adviser shall be entitled to advances from the Adviser for payment of reasonable expenses incurred in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law.

   11. This Agreement may be amended with respect to the Fund only with the approval by the affirmative vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of the Fund and the approval by the vote of a majority of the Trustees of IDEX, including a majority of

                                     EX1-4

Trustees who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, unless otherwise permitted in accordance with the 1940 Act.

   12. This Agreement shall become effective as of the date of its execution and continue in effect for an initial term ending April 30, 2000, and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of IDEX's outstanding voting securities (as defined in the 1940 Act) or by the IDEX Board of Trustees and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the IDEX Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party. This Agreement may be terminated at any time, without the payment of any penalty, by (i) IDEX, or by a vote of the majority of IDEX's entire Board of Trustees on 60 days' written notice to the Sub-Adviser or (ii) by the Sub-Adviser on 60 days' written notice to the Adviser or (iii) by the Adviser on 60 days' written notice to the Sub-Adviser. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

   13. Nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or any affiliate of the Sub-Adviser, or any employee of the Sub-Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. Nothing herein shall be construed as constituting the Sub-Adviser an agent of the Adviser or the Fund.
   14. This Agreement shall be governed by the laws of the State of New York; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

   15. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

      If to the Sub-Adviser:

          Salomon Brothers Asset Mangement Inc
          New York, New York 10048
          Tel:  (212) 783-7000
          Fax:  (212) 783-4765

          Attn: Robert Vegliante, Esq.


                                     EX1-5

      If to the Adviser:

          Idex Management, Inc.
          570 Carillon Parkway
          St. Petersburg, Florida 33716
          Tel:  (727) 299-1800
          Fax:  (727) 299-1641

          Attn: John Carter, Esq.


or to such other address as to which the recipient shall have informed the other party in writing.

   Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile is sent or mail.

   15. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

   IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this Agreement as of the day and year first written above.

                              ADVISER

                              By ______________________________________________
                              Name: ___________________________________________
                              Title: __________________________________________

Date

                              SALOMON BROTHERS ASSET MANAGEMENT INC

                              By ______________________________________________
                              Name: ___________________________________________
                              Title: __________________________________________

Date

                                     EX1-6

Sub-Advisory Agreement

                                  SCHEDULE A


             Annual Percentage of Monthly  Termination
    Fund       Average Daily Net Assets       Date
    ----     ---------------------------- --------------
IDEX Salomon 0.35% of the Fund's average  April 30, 2003
                  daily net assets


                                     EX1-7

                                   EXHIBIT 2
                               IDEX MUTUAL FUNDS
                            AUDIT COMMITTEE CHARTER


   1. The Audit Committee (the "Committee") shall be composed of entirely of independent trustees.


   2. The purposes of the Audit Committee are:


      (a) to oversee IDEX Mutual Funds (the "Funds") accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;


      (b) to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; and


      (c) to act as liaison between the Funds' independent auditors and the full Board of Trustees.


The function of the Committee is oversight; it is Idex Management Inc.'s ("IMI's") responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

   3. To carry out its purposes, the Committee shall have the following duties and powers:

      (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;


      (b) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;



      (c) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;



      (d) to review the fees charged by the auditors for audit and non-audit services;



      (e) to investigate improprieties or suspected improprieties in fun operations; and


                                     EX2-1

      (f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.


   4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

   5. The Committee shall regularly meet with the Treasurer of the Funds and with internal auditors, if any, for IMI.

   6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

   7. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

                                     EX2-2

PROXY                          IDEX MUTUAL FUNDS                      PROXY CARD
                                NWQ VALUE EQUITY

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Thomas R. Moriarty and John K. Carter, or any of them, as proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated herein, all shares of the IDEX NWQ Value Equity Fund ("the Fund") of IDEX Mutual Funds ("IDEX"), that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held Friday, February 8th, 2002 at 12:00 p.m., Eastern Time, at 570 Carillon Parkway, St. Petersburg, Florida 33716, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Meeting and Proxy Statement dated December 17, 2001, receipt of which is hereby acknowledged.

I hereby revoke any and all proxies with respect to such shares, if any, previously given by me. I acknowledge receipt of the Proxy Statement dated December 17, 2001. This instruction will be voted as specified. If no specification is made, this Instruction will be voted "FOR" each proposal.

                          VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                          VOTE VIA THE FACSIMILE: 1-888-796-9932
                          -----------------------------------------------------
                          CONTROL NUMBER: 999 9999 9999 999
                          -----------------------------------------------------


                    NOTE: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                                                  ______________________________
                                                  Signature
                                                  ______________________________
                                                  Signature (if held jointly)

                                                  ______________________________
                                                  Date                 NWQ_12056






Fund                                         Fund
----                                         ----
Fundname Drop-in 1    632.5087               Fundname Drop-in  2       2565.5654


Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted FOR each such proposal.
PLEASE MARK VOTES AS IN THIS EXAMPLE:[X]

-------------------------------------------------------------------------------
[_] To vote For all Funds on all Proposals mark this box. (No other vote is
            ---
    necessary.)
-------------------------------------------------------------------------------


1. To approve a new Sub-Advisory Agreement between IMI and Salomon Brothers Asset Management, Inc. ("Salomon") with respect to the Fund.

     [_] to vote all Funds FOR;
     [_] to vote all Funds AGAINST;
     [_] to ABSTAIN votes for all Funds;
         or vote separately by Fund below.

                    FOR  AGAINST ABSTAIN

Fundname Drop-in 1  [_]    [_]    [_]

                    FOR  AGAINST ABSTAIN

Fundname Drop-in 2  [_]    [_]    [_]


2.   To approve the adoption of a Sub-Adviser Approval Policy.

     [_] to vote all Funds FOR;
     [_] to vote all Funds AGAINST;
     [_] to ABSTAIN votes for all Funds;
         or vote separately by Fund below.

                    FOR  AGAINST ABSTAIN

Fundname Drop-in 1  [_]    [_]    [_]

                    FOR  AGAINST ABSTAIN

Fundname Drop-in 2  [_]    [_]    [_]

3. To re-elect the current Trustees to the Board and to elect two new Trustees to the Board:

     Current Trustees:
     01  Peter R. Brown      02  Charles C. Harris     03 John R. Kenney
     04  Patrick S. Baird    05  Jack E. Zimmerman     06 William W. Short, Jr.
     07  Daniel Calabria

     Nominees:
     08 Russell A. Kimball, Jr.    09 Janice B. Case


                      FOR      WITHHOLD   FOR ALL
                      ALL         ALL     EXCEPT
                      [_]         [_]      [_]


To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line below:

_______________________________________________________________________________

4a. To approve a change to the fundamental investment restriction with respect to the issuance of senior securities.


     [_] to vote all Funds FOR;
     [_] to vote all Funds AGAINST;
     [_] to ABSTAIN votes for all Funds;
        or vote separately by Fund below.

                    FOR  AGAINST ABSTAIN

Fundname Drop-in 1  [_]    [_]    [_]

                    FOR  AGAINST ABSTAIN

Fundname Drop-in 2  [_]    [_]    [_]


4b. To approve a change to the description of the fundamental investment restriction with respect to diversification.

     [_] to vote all Funds FOR;
     [_] to vote all Funds AGAINST;
     [_] to ABSTAIN votes for all Funds;
        or vote separately by Fund below.

                    FOR  AGAINST ABSTAIN

Fundname Drop-in 1  [_]    [_]    [_]

                    FOR  AGAINST ABSTAIN

Fundname Drop-in 2  [_]    [_]    [_]


4c. To approve a change to the fundamental investment restriction regarding industry concentration.

     [_] to vote all Funds FOR;
     [_] to vote all Funds AGAINST;
     [_] to ABSTAIN votes for all Funds;
        or vote separately by Fund below.

                    FOR  AGAINST ABSTAIN

Fundname Drop-in 1  [_]    [_]    [_]

                    FOR  AGAINST ABSTAIN

Fundname Drop-in 2  [_]    [_]    [_]



In the discretion of IDEX, to transact such other business as may properly come before the Meeting or any adjournments thereof.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY
CARD TODAY!                                                            NNW_12056